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                                                                 EXHIBIT 10.18.4

                                   AMENDMENT AND WAIVER dated as of
                    October 27, 2000, to the Parent Agreement dated as of November 24, 1999 (as amended, the "Parent Agreement"), among Leap Wireless International, Inc. and Lucent Technologies Inc., as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement dated as of September 20, 1999, as amended and restated as of October 20, 2000 (the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket Communications, Inc., such lenders and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement


     WHEREAS the Parent and the Borrower have requested that certain provisions of the Parent Agreement be amended and waived in certain respects, and the Lenders and the Administrative Agent are willing to amend and waive such provisions on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and Waiver and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment. Section 8(b) of the Parent Agreement is hereby amended and restated in its entirety as follows:

     (b) The Parent and its subsidiaries (other than the Borrower and the Subsidiary Loan Parties) will cause all assets owned by the Parent and its subsidiaries (i) that are used predominantly in the business of the Borrower and the Subsidiary Loan Parties or (ii) for which the parent or its subsidiaries have (A) ordered equipment for deployment or (B) commenced site acquisition, in each case, for the market in which such assets are to be located, to be owned by the Borrower and the Subsidiary Loan Parties.

     SECTION 2. Waivers. (a) The provisions of Section 8(b) of the Parent Agreement are hereby waived with respect to FCC telecommunications licenses owned by Parent or any of its subsidiaries for each of the Salem, Oregon, Spokane, Washington, and Boise, Idaho, markets (each, an "Existing Licensed Market") from the date hereof until the earlier of (i) sixty (60) days from the date hereof and (ii) the date that ownership of the FCC License with respect
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to such Existing Licensed Market has been transferred from the Parent or any
Affiliate of the Parent to the License Subsidiary for such Existing Licensed Market; provided that, as a condition to the continued effectiveness of such waiver, the Parent shall take all reasonable steps to effect such transfer promptly after the date hereof.

     (b) The provisions of Section 8(b) of the Parent Agreement are hereby waived with respect to FCC telecommunications licenses owned by Parent or any of its subsidiaries for each of the Omaha, Nebraska, Macon, Georgia, Columbus, Georgia, Greeley, Colorado, Fort Collins, Colorado, and Eugene, Oregon, markets (each, a "Future Licensed Market") during the period from the date of acquisition by the Parent or an Affiliate of the Parent of the FCC License with respect to such Future Licensed Market until the earlier of (i) sixty (60) days from the date of such acquisition and (ii) the date that ownership of the FCC License with respect to such Future Licensed Market has been transferred from the Parent or any Affiliate of the Parent to the License Subsidiary for such Future Licensed Market; provided that, as a condition to the continued effectiveness of such waiver, the Parent shall take all reasonable steps to effect such transfer promptly after the date of acquisition of such FCC License by the Parent or an Affiliate of the Parent.

     SECTION 3. Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 4. Parent Agreement. Except as expressly amended and waived hereby, the Parent Agreement shall continue in full force and effect in accordance with the provisions thereof.

     SECTION 5. Expenses. The Parent agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment and Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     SECTION 6. Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

                                 LEAP WIRELESS INTERNATIONAL, INC.


                                 By: /s/ ROBERT J. IRVING, JR.
                                    -----------------------------
                                   Name: Robert J. Irving, Jr.
                                   Title: Assistant Secretary

                                 CRICKET COMMUNICATIONS HOLDINGS,
                                 INC.


                                 By: /s/ ROBERT J. IRVING, JR.
                                    -----------------------------
                                   Name: Robert J. Irving, Jr.
                                   Title: Assistant Secretary

                                 CRICKET COMMUNICATIONS, INC.


                                 By: /s/ ROBERT J. IRVING, JR.
                                    -----------------------------
                                   Name: Robert J. Irving, Jr.
                                   Title: Assistant Secretary


                                 LUCENT TECHNOLOGIES, INC.,
                                 individually and as
                                 Administrative Agent


                                 By: /s/ SUSAN M. COLROSS
                                    -----------------------------
                                   Name: Susan M. Colross
                                   Title:

                                 SOCIETE GENERALE


                                 By: /s/ ROBERT G. ROBIN
                                    -----------------------------
                                   Name: Robert G. Robin
                                   Title: Vice President